SUNAMERICA SERIES TRUST

Supplement to the Prospectus Dated May 2, 2005

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the Putnam Investment Management, LLC management of the International Growth and Income Portfolio is deleted and replaced in its entirety with the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
International Growth and Income Portfolio	Putnam	Investment team includes: - Pamela R. Holding Managing Director and Senior Portfolio Manager

Ms. Holding joined Putnam in 1995 and has 17 years of investment industry experience. She is currently a Senior Portfolio Manager in Putnam's International Value team and is the portfolio leader for the Putnam International Growth and Income Fund. Ms. Holding holds the Charter Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio

- J. Fredrick Copper Senior Vice President and Portfolio Manager

Mr. Copper joined Putnam in 2001 and has 13 years of investment experience. He is a portfolio member in Putnam's Small and Mid Cap Value and International Value teams. From 1998 to 2001, Mr. Copper was employed at Wellington Management Company. Mr. Copper holds the Charter Financial Analyst designation.

Dated: August 15, 2005

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